UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

STRYKER CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-13149	38-1239739
(State of incorporation)	(Commission File Number)	(I.R.S. Employee Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

(269) 385-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
1.125% Notes due 2023	SYK23	New York Stock Exchange
0.250% Notes due 2024	SYK24A	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
Floating Rate Notes due 2020	SYK20A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 4, 2020, Stryker Corporation (the “Company”) completed a public offering (the “Offering”) of (i) $650,000,000 aggregate principal amount of the Company’s 1.150% Notes due 2025 (the “2025 Notes”), (ii) $1,000,000,000 aggregate principal amount of the Company’s 1.950% Notes due 2030 (the “2030 Notes”) and (iii) $650,000,000 aggregate principal amount of the Company’s 2.900% Notes due 2050 (the “2050 Notes” and, collectively with the 2025 Notes and 2030 Notes, the “Notes”). The Notes were offered by the Company pursuant to its Automatic Shelf Registration Statement on Form S-3 (File No. 333-229539) and the Prospectus included therein, filed with the Securities and Exchange Commission on February 7, 2019, and supplemented by the Prospectus Supplement dated May 26, 2020.

The Notes were issued under an Indenture, dated January 15, 2010 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture and the Twenty-Fourth Supplemental Indenture, each dated June 4, 2020, between the Company and the Trustee (collectively, the “Supplemental Indentures” and the Base Indenture as so supplemented, the “Indenture”).

The 2025 Notes will bear interest at a rate of 1.150% per year, the 2030 Notes will bear interest at a rate of 1.950% per year and the 2050 Notes will bear interest at a rate of 2.900% per year. Interest on the Notes is payable on June 15 and December 15 of each year, commencing on December 15, 2020. The 2025 Notes will mature on June 15, 2025, the 2030 Notes will mature on June 15, 2030 and the 2050 Notes will mature on June 15, 2050.

The Company will be required to redeem the 2025 Notes and the 2030 Notes in whole and not in part at a special mandatory redemption price equal to 101% of the aggregate principal amount of such series, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date, if the Company does not consummate the tender offer in connection with the acquisition of Wright Medical Group N.V. (“Wright”) on or prior to February 4, 2021, or if, at any time prior to such date, the Company notifies the Trustee in writing that the purchase agreement for the acquisition of Wright has been terminated. The 2050 Notes are not subject to the special mandatory redemption and will remain outstanding (unless otherwise redeemed) even if the tender offer in connection with the acquisition of Wright is not consummated on or prior to February 4, 2021.

The Company may redeem each of the 2025 Notes, 2030 Notes and 2050 Notes prior to their respective maturities at the Company’s option for cash, any time in whole or from time to time in part, at redemption prices that include accrued and unpaid interest and the applicable make-whole premium, as specified in the Indenture. However, no make-whole premium will be paid for redemption of the 2025 Notes, 2030 Notes and 2050 Notes on or after the respective par call dates specified in the Indenture.

The Company expects to receive net proceeds of approximately $2,273 million, after deducting underwriting discounts and expenses related to the Offering. The Company intends to use the net proceeds from the offering and from its €2.4 billion notes offering completed in December 2019, together with other financing and/or cash on hand, to consummate the acquisition of Wright and pay related fees and expenses, with any remainder to be used for general corporate purposes.

The Company may issue additional debt from time to time pursuant to the Indenture. The Indenture contains covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of the Company’s assets. Subject to certain limitations, in the event of the occurrence of both (1) a change of control of the Company and (2) a downgrade of the Notes below investment grade rating by both Moody’s Investors’ Services, Inc. and Standard & Poor’s Ratings Services within a specified time period, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the date of repurchase.

The foregoing description of the Base Indenture and the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, respectively, and incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 above with respect to the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

4.1

Indenture, dated January 15, 2010, between Stryker Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K, dated January 15, 2010 (Commission File No. 000-09165)).

4.2	Twenty-Second Supplemental Indenture (including the form of the note), dated June 4, 2020, between Stryker Corporation and U.S. Bank National Association, as trustee.

4.3	Twenty-Third Supplemental Indenture (including the form of the note), dated June 4, 2020, between Stryker Corporation and U.S. Bank National Association, as trustee.

4.4	Twenty-Fourth Supplemental Indenture (including the form of the note), dated June 4, 2020, between Stryker Corporation and U.S. Bank National Association, as trustee.

5.1	Opinion of Sullivan & Cromwell LLP regarding the validity of the Notes.

5.2	Opinion of Warner Norcross + Judd LLP regarding the validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

23.2	Consent of Warner Norcross + Judd LLP (included as part of Exhibit 5.2).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stryker Corporation
(Registrant)

Dated: June 4, 2020	By:	/s/ Glenn S. Boehnlein
	Name:	Glenn S. Boehnlein
	Title:	Vice President, Chief Financial Officer